UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2010

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.

(Exact name of each registrant as specified in its charter)

Delaware	001-32701 333-127115	20-3738384 20-2076535
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of principal executive offices)	80111 (Zip Code)

(303) 495-1200

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)   Emergency Medical Services Corporation Deferred Compensation Plan

On June 24, 2010, the Board of Directors of Emergency Medical Services Corporation (the “Company”) adopted the Emergency Medical Services Corporation Deferred Compensation Plan (the “Plan”).

The Plan is unfunded and is intended to be a nonqualifed deferred compensation plan maintained for a select group of management or key employees.

The Plan permits eligible employees of the Company to defer a portion of their annual base salary, all or a portion of their incentive compensation and any refunds of their contributions to the Company’s 401(k) retirement savings plan, on a tax deferred basis. The Plan administrator will be the Deferred Compensation Plan Committee, appointed from time to time by the Company.  In addition to contributions made to accounts by the participants, in its sole and absolute discretion, the Company may award a credit under the Plan to participants’ accounts.

Upon voluntary enrollment, each eligible employee will elect the amount of compensation to be deferred, the investment options (to index earnings on the deferred amount), and the time and method of distribution of that employee’s deferred compensation account balance in accordance with the distribution options available under the Plan.  The foregoing summary of the Plan is qualified in its entirety by reference to the terms and conditions of the Plan.

Section 8 - Other Events

Item 8.01                                             Other Events

Emergency Medical Services Corporation Physician Stock Purchase Plan

On June 24, 2010, the Compensation Committee of the Board of Directors and the Board of Directors adopted the Emergency Medical Services Corporation Physician Stock Purchase Plan (the “PSPP”).  The PSPP is a subplan, and the class A common stock purchased under the PSPP will be subject to the terms, of the Company’s Second Amended and Restated Long-Term Incentive Plan.

The PSPP permits Eligible PA Employees and Eligible Independent Contractors (as defined in the PSPP) who are physicians, whom we refer to together as “Physician Service Providers,” to purchase shares of our class A common stock under the PSPP during designated offering periods, and under designated offering terms and conditions, established from time to time by the Compensation Committee.  The foregoing summary of the PSPP is qualified in its entirety by reference to the terms and conditions of the PSPP.

Section 9 - Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

4.1           Emergency Medical Services Corporation Deferred Compensation Plan (incorporated by reference to Exhibit 4.1 to EMSC’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 24, 2010).

4.2           Emergency Medical Services Corporation Physician Stock Purchase Plan (incorporated by reference to Exhibit 4.1 to EMSC’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on June 24, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION
(Registrant)

June 30, 2010	By:	/s/ Craig Wilson
Craig Wilson
Senior Vice President and Interim General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P.
(Registrant)

	By:	Emergency Medical Services Corporation,
its General Partner

June 30, 2010	By:	/s/ Craig Wilson
Craig Wilson
Senior Vice President and Interim General Counsel

Exhibit Index

Exhibit Number	Description

4.1

Emergency Medical Services Corporation Deferred Compensation Plan (incorporated by reference to Exhibit 4.1 to EMSC’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 24, 2010).

4.2

Emergency Medical Services Corporation Physician Stock Purchase Plan (incorporated by reference to Exhibit 4.1 to EMSC’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on June 24, 2010).